                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               November 24, 1997

                      ROBERTS PHARMACEUTICAL CORPORATION
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             (exact name of registrant as specified in its charter

  New Jersey                      1-1-432                          22-2429994
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(State or other                 (Commission                       (IRS Employer
jurisdiction of                 File Number)                      Identification
incorporation)                                                    Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: 908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Former name or former address, if changed from last report)
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                                      -2-

        Item 5.  Other Events
                 ------------

                 Roberts Pharmaceutical Corporation announced today that its new drug Agrylin/TM/ (anagrelide hydrochloride) has successfully completed both clinical and labeling reviews by the Health Protection Branch (HPB) and the product is cleared for marketing in Canada. The Company's wholly owned subsidiary Roberts Pharmaceutical Canada will market Agrylin/TM/ in Canada. Roberts expects to launch the product in Canada in early January 1998.

                 Agrylin/TM/, having been launched in the U.S. in March of this year is the first drug cleared for marketing by both the FDA and HPB for the treatment of essential thrombocythemia, a life threatening condition characterized by elevated blood platelet counts. Agrylin/TM/ is currently under review for approval in the European Union. The Company commented that Agrylin/TM/ is the first drug to emerge from their product pipeline with the potential for worldwide marketing.

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                         (Registrant)


Date:  November 25, 1997                      By: /s/ Anthony A. Rascio
                                                  ------------------------------
                                                  Anthony A. Rascio
                                                  Vice President